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                                                                    Exhibit 4(i)

                         CERTIFICATE OF DESIGNATION OF
              SERIES D CUMULATIVE CONVERTIBLE PREFERRED STOCK OF
                         ENVIRO-CLEAN OF AMERICA, INC.

The undersigned, Richard Kandel and Randall K. Davis, hereby certify that:

     They are the duly elected and acting President and Secretary, respectively, of Enviro-Clean of America, Inc., a Nevada corporation (the "Company").

     The Certificate of Incorporation of the Company authorizes 5,000,000 shares of preferred stock, par value $.001 per share, of which the following have been authorized and are issued and outstanding of:

            70,000 shares of Series E preferred stock
           500,000 shares of Series A preferred stock

  The following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Company (the "Board of Directors") by unanimous written consent dated as of July 30, 1999 which constituted all requisite action on the part of the Company for adoption of such resolutions.

                                  RESOLUTIONS

     RESOLVED, that (i) the Corporation establish a series of its authorized but undesignated preferred stock to be known as the Corporation's Series D Cumulative Convertible Preferred Stock (the "Series D Stock") and (ii) that the form of Certificate of Designation for the Series D Stock appended to this Unanimous Written Consent as an Exhibit be, and it hereby is, approved and adopted as the certificate of designation for the Series D Stock; and be it further

     RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to cause such Certificate of Designation for the Series D Stock to be filed with the Secretary of State of the State of Nevada and otherwise take any and all actions deemed by them to be necessary or advisable to provide for the appropriate amendment of the Corporation's Articles of Incorporation or otherwise ensure that the Series D Stock is a valid, binding, duly authorized and issued security of the Corporation; and be it further

     RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to take any and all actions and to execute and deliver any and all documents and certificates deemed by them, in their discretion, necessary or advisable to bring about the purposes of the above resolutions.
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     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby designates a new series of preferred stock and the number of shares constituting such series and fixes the rights, preferences, privileges and restrictions relating to such series as follows:

     Section 1      Designation, Amount and Par Value.  The series of
     ------------------------------------------------
preferred stock shall be designated as the Series D Cumulative Convertible Preferred Stock (the "Preferred Stock" or "Series D Stock"), and the number of shares so designated shall be Three Hundred and Twenty Thousand (320,000). The par value of each share of Preferred Stock shall be $.001. Each share of Preferred Stock shall have a stated value of Five Dollars ($5.00) per share (the "Stated Value"). The Preferred Stock is being issued pursuant to the Agreement and Plan of Merger among Enviro-Clean of America, Inc., ("the Company"), Cleaning Ideas Corp., (a wholly owned subsidiary of the Company), Cleaning Ideas Inc., Sanivac, Inc., Charles Davis and Randall Davis (the "Merger Agreement").

     Section 2.     Dividends.
     ------------------------

     a. Holders of outstanding shares of Preferred Stock shall be entitled to receive, out of funds legally available therefor, and the Company shall pay, cumulative cash dividends at the rate per share (as a percentage of the Stated Value per share) equal to Eight and Three Quarters per cent (8.75%) per annum, in cash payable quarterly in arrears on the last day of each March, June, September and December during the term of the Preferred Stock (each such date, a "Dividend Payment Date"). Any arrears in payment of dividends with respect to any share of Preferred Stock shall be payable on the Conversion Date (as defined in Section 5(b)) applicable to such share or earlier if so determined by the Company. Dividends on shares of the Preferred Stock shall accrue daily commencing on the Issue Date of such shares, shall be calculated based on the actual number of days in such quarterly period based on a 365-day year and shall be deemed to accrue on such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. The party that holds the Preferred Stock on an applicable record date for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such Dividend Payment Date, without regard to any sale or disposition of such Preferred Stock subsequent to the applicable record date but prior to the applicable Dividend Payment Date. A transfer of the right to receive payments hereunder shall be transferable only through an appropriate entry in the register (the "Register") to be maintained by the Company, in which shall be entered the names and addresses of the registered holder of shares of Preferred Stock and all transfers of such shares. References to the Holder or "Holders" shall mean the Person listed in the Register as the registered holder of such shares. The ownership of such shares shall be proved by the Register, absent manifest error. Except as otherwise provided herein, if at any time the Company pays less than the total amount of dividends then accrued on account of the Preferred Stock, such payment shall be distributed ratably among the holders of Preferred Stock based upon the number of shares held by each Holder. All amounts due hereunder at any time shall be paid in immediately available funds.

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     b.   So long as any shares of Preferred Stock shall remain outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities (as defined in Section 7), nor shall the Company directly or indirectly pay or declare any dividend or make any distribution (other than a dividend or distribution described in Section 5) upon, nor shall any distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities, unless in each case all dividends on the Preferred Stock for all past dividend periods shall have been paid.

     Section 3.     Voting Rights.  The holders of the Preferred Stock shall
     ----------------------------
have no voting rights in such capacity, other than those that may be provided by law. However, so long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority in interest of the shares of the Preferred Stock then outstanding, (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock or (ii) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation senior to, prior to, or pari passu with, the Preferred Stock; provided, however, that the Company may make one or
                           --------  -------
more offerings of preferred stock to raise investment capital and that any preferred stock so issued may rank senior to the Preferred Stock.

     Section 4.     Liquidation.  Upon any liquidation, dissolution or
     --------------------------
winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of shares of Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to Five Dollars ($5.00) per share of Preferred Stock, plus an amount equal to accrued but unpaid dividends per share, whether declared or not, before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay such amounts in full, then the entire assets of the Company to be distributed shall be distributed among the holders of Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A sale, conveyance or disposition of all or substantially all of the assets of the Company or the effectuation by the Company of a transaction or series of related transactions in which more than 33 1/3% of the voting power of the Company is disposed of, or a consolidation or merger of the Company with or into any other company or companies or a reclassification of the Common Stock shall not be treated as a Liquidation, but instead shall be subject to the provisions of Section 5. The Company shall mail written notice of any such Liquidation, not less than 60 days prior to the payment date stated therein, to each record holder of Preferred Stock.

       Section 5.   Conversion.
       -----------------------

       a. Each share of Preferred Stock shall be convertible into shares of Common Stock at the Conversion Price, at the option of the holder in whole or in part at any time and from time to time after the Issue Date of such share of Preferred Stock. The holder of the Preferred Stock shall effect conversions by surrendering the certificate or certificates representing the

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shares of Preferred Stock to be converted to the Company, together with the form of conversion notice attached hereto as Exhibit A (the "Holder Conversion
                                        ---------
Notice"). Each Holder Conversion Notice shall specify the number of shares of Preferred Stock to be converted and the date on which such conversion is to be effected, which date may not be prior to the date the holder of Preferred Stock delivers such Notice by facsimile (the "Holder Conversion Date"). If no Holder Conversion Date is specified in a Holder Conversion Notice, the Holder
Conversion Date shall be the date that the Holder Conversion Notice is deemed delivered pursuant to Section 5(k). Each Holder Conversion Notice, once given, shall be irrevocable. If a holder is converting less than all shares of Preferred Stock represented by the certificate or certificates tendered by such holder with the Holder Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall promptly deliver to such holder (in the manner and within the time set forth in Section 5(c)) a certificate for such number of shares of Preferred Stock as have not been converted.

       b. On the tenth anniversary of the Issue Date (the "Company Conversion Date") for each share of Preferred Stock that has not previously been converted, such share of Preferred Stock shall be automatically convertible into shares of Common Stock at the then applicable Conversion Price; provided,
                                                                --------
however, that no shares of Preferred Stock shall be converted unless the
-------
Company shall have duly reserved for issuance to the holder a sufficient number of shares of Common Stock to issue upon such conversion. In connection with such conversion, the Company shall deliver to the holders of such shares of Preferred Stock a written notice in the form attached hereto as Exhibit B (the "Company
                                                      ---------
Conversion Notice"). The Company Conversion Notice shall specify the number of shares of Preferred Stock that will be subject to automatic conversion on the Company Conversion Date. The Company shall deliver or cause to be delivered the Company Conversion Notice at least ten (10) Business Days before the Company Con version Date. The holders of the Preferred Stock shall surrender the certificates representing such shares at the office of the Company or the Transfer Agent not later than ten (10) Business Days after the Company Conversion Date. Failure of the Company to deliver the Company Conversion Notice shall not effect the validity or enforceability of the automatic conversion on the Company Conversion Date and no dividends shall accrue from that date forward and the Preferred Stock shall from that date forward enjoy no dividend, liquidation or other preference over the Common Stock. Each of a Holder Conversion Notice and a Company Conversion Notice is sometimes referred to herein as a "Conversion Notice," and each of a "Holder ConversionDate"and a "Company Conversion Date" is sometimes referred to herein as a "Conversion Date."

       c. Not later than ten (10) Trading Days after any Conversion Date, the Company will, or will cause the Transfer Agent to, deliver to the holder of Preferred Stock (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock, including certificates representing the number of shares of Common Stock as equals the accrued but unpaid dividends thereon divided by the Conversion Price and (ii) one or more certificates representing the number of shares of Preferred Stock not converted. If, at the time of any conversion of Preferred Stock, there shall be an effective

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Registration Statement applicable to the shares of Common Stock available for such conversion, any certificates representing shares of Common Stock to be delivered upon such conversion hereunder shall be free of restrictive legends and trading restrictions on the stock transfer books of the Company. The Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Preferred Stock until certificates representing the shares of Preferred Stock to be converted are either delivered for conversion to the Transfer Agent for the Common Stock, or until the holder notifies the Company that such certificates representing the shares of Preferred Stock have been lost, stolen or destroyed and (if requested by the Company or the Transfer Agent) provides a bond and other supporting documentation reasonably satisfactory to the Company and the Transfer Agent (or other adequate security reasonably acceptable to the Company and the Transfer Agent) to indemnify the Company from any loss incurred by it in connection therewith, provided that, if the Company or the Transfer Agent receives the original certificates representing the shares of Preferred Stock being converted on or prior to the time specified for the delivery of such shares of Common Stock, the date of the Holder Conversion Notice shall be deemed to be the date of delivery of such original certificates representing the shares of Preferred Stock.

       d.

       i. If the Company, at any time while any shares of Preferred Stock are outstanding, (a) shall pay a stock dividend or otherwise make any distributions on shares of its Junior Securities payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, or (c) combine outstanding shares of Common Stock into a smaller number of shares, the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5(d)(i) shall become effective immediately upon the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

       ii. If the Company, at any time while shares of Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to holders of Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 5(d)(ii) above), then in each such case the Conversion Price at which each share of Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by

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               a fraction of which the denominator shall be the Conversion Price per share of Common Stock, and of which the numerator shall be such Conversion Price per share of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidences of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority in interest of the shares of Preferred Stock then outstanding;
               and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the holders of Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

       iii. All calculations under this Section 5 shall be made to the nearest one-cent ($.01) or the nearest 1/100th of a share, as the case may be.

       iv. Whenever the Conversion Price is adjusted pursuant to Section 5(d)(i) or (ii), the Company shall promptly mail to the holders of Preferred Stock a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

       v. In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person pursuant to which the Company will not be the surviving entity, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the holders of the Preferred Stock then outstanding shall have the right thereafter to convert such shares into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the holders of the Preferred Stock shall be en titled upon such event to receive such amount of securities, cash or property as would be payable to the holders

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               of the shares of the Common Stock of the Company into which such shares of Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder of Preferred Stock the right to receive the securities, cash or property set forth in this Section 5(d)(v) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

       vi.     If:
               (1) the Company shall declare a dividend (or any other distribution) on its Common Stock (other than a subdivision of the outstanding shares of Common Stock) or shall authorize a repurchase or redemption or otherwise enter into any other transaction (including a stock split, recapitalization or other transaction) which would cause a decrease in the number of its shares of Common Stock issued and outstanding (other than transactions that similarly decrease the number of shares of Common Stock into which shares of Preferred Stock are convertible); or

               (2) the Company shall declare a special nonrecurring cash dividend on its then outstanding Common Stock; or

               (3) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

               (4) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

               (5) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Preferred Stock, and shall cause to be mailed to the holders of Preferred Stock at their last respective addresses as they shall appear upon the Register, at least 30 calendar days

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prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, repurchase, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, repurchase, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

       e       If the Company, so long as any shares of Preferred Stock remain outstanding, shall issue any shares of Common Stock, or other securities convertible into or exchangeable for Common Stock, after the Issue Date, other than shares of Common Stock issued or issuable:

               i. upon conversion of shares of this Series D Convertible Preferred Stock;

               ii. upon conversion or exercise of any securities, options, warrants or similar rights outstanding on the date hereof;

               iii. to officers, directors, or employees of, or consultants to, this Corporation pursuant to a stock grant, option plan, stock purchase plan, or other employee stock incentive program or agreement (collectively, the "Plans") approved by the Board (up to a maximum of 10% of the out standing shares of Common Stock, proportionately adjusted for any stock splits or reverse stock splits after the Issue Date and not including as outstanding any shares issued pursuant to the Plans which are repurchased by this Corporation or options warrants or rights which expire without being exercised), which stock issuances are approved by the Board;

               iv. for which the Conversion Price is adjusted under any provision of this Section 5; and

               v. pursuant to the conversion of convertible securities or the exercise of options or rights (1) which have previously been incorporated into computations hereunder on the date such convertible securities, options or rights were issued or (2) which were issued or granted on or prior to the Issuance Date

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without consideration or for a consideration per share less than the Conversion
Price in effect immediately prior to the issuance of such shares of Common Stock (the "Additional Stock"), then such Conversion Price in effect immediately prior to the issue of such Additional Stock shall immediately be adjusted to a price (computed to the nearest cent) equal to the quotient obtained by dividing:

               (a) an amount equal to the sum of (1) the sum of (x) the number of shares of Common Stock outstanding on the Issue Date multiplied by the Conversion Price in effect immediately prior to the issuance of such Additional Stock, plus (y) the number of shares of Common Stock into which all outstanding Series D Convertible Preferred Stock may be converted on the date the computation is made multiplied by the applicable Conversion Price in effect immediately prior to the issuance of such Additional Stock and (2) the aggregate consideration received or to be received by this corporation for all Additional Stock issued since the Issue Date; by

               (b) an amount equal to the sum of (1) the sum of (x) the number of shares of Common Stock outstanding on the Issue Date, plus (y) the number of shares of Common Stock into which all outstanding Series D Convertible Preferred Stock may be converted on the date the computation is made and (2) the number of shares of Additional Stock issued since the Issue Date (increased or decreased to the extent that the number of such shares of Common Stock and Additional Stock, respectively, shall have been increased or decreased by each subdivision or combination thereof); provided, however, that such adjustment shall be made
                         -----------------
only if the afore said quotient shall be at least $0.01 less than the Conversion Price in effect immediately prior to the issue of such Additional Stock.

     (iii) For the purposes of any adjustment of the Conversion Price, the following pro visions shall be applicable:

               (a) In the case of the issuance of shares for cash, the consideration shall be the amount of such cash, provided that in no case under this subparagraph (iii) shall any deduction be made for any reasonable or customary commissions or any expenses incurred by this Corporation for any underwriting of the issue or otherwise in connection therewith;

               (b) In the case of the issuance of shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors of the Company;

               (c) In the case of shares issued as a stock dividend, no consideration shall be deemed to have been received therefor and such shares shall be deemed to have been issued at the close of business on the record date for the determination of shareholders entitled to receive the same; and

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               (d)  In the event that (A) the Company shall at any time issue any new securities convertible into Additional Stock, or issue or grant any options or rights to subscribe for Additional Stock, and (B) the inclusion of the Shares of Additional Stock issuable on the conversion of any such securities or upon the exercise of any such options or right in the formulae described in subparagraph (ii) above would result in an adjustment in the Conversion Price under such subparagraph (ii) above, such Additional Shares shall be deemed (so long as such conversion or subscription privilege is outstanding), for the purpose of the computations made pursuant to subparagraph (ii) above, to have been issued at the time of the issuance or grant of such convertible securities, options, or rights. If no such adjustment in the Conversion Price would result, the shares of Additional Stock issuable on the conversion of any such securities or upon the exercise of any such options or rights shall be deemed to be issued at the close of business on the date of such conversion of such convertible securities or such exercise of such options or rights. For the purpose of any computation under this paragraph (d), the Company shall be deemed to have received a consideration for such Additional Stock equal to the consideration received by this Corporation for the convertible securities, options or rights so issued or granted, plus the mini mum consideration, if any, to be received by this Corporation upon their conversion or the exercise of any such options or rights, as the case may be. Upon the expiration of any such options or rights, the termination of any such rights to convert, or the expiration of any options or rights related to such convertible securities, the Conversion Prices shall forthwith be readjusted to such Conversion Prices as would have been obtained had the adjustment made upon the issuance of such options, rights, securities, or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion of such securities, or upon the exercise of the options or rights related to such securities.

     f. If at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the holders of Preferred Stock (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall, at least 30 calendar days prior to the effective date of such action, mail a written notice to each holder of Preferred Stock briefly describing the action contemplated and the material adverse effects of such action on the rights of such holders and an Appraiser selected by the holders of majority in interest of the Preferred Stock shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 5), of the Conversion Price (including, if necessary, any adjustment as to the securities into which shares of Preferred Stock may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of shares of Preferred Stock; provided, however that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such

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action contemplated, as the case may be; provided, however, that no such adjustment of the Conversion Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an in crease of the Conversion Price to more than the Conversion Price then in effect.

     g. The Company (i) represents and warrants that as of the Issue Date (as defined in Section 7), it has duly reserved solely for issuance upon conversion of Preferred Stock, as herein provided, out of its authorized and unissued Common Stock free from preemptive rights or any other actual or contingent purchase rights of persons other than the holders of Preferred Stock, the number of shares of Common Stock as would be issuable upon conversion of all of the shares of the Preferred Stock that are authorized for issuance hereunder as if all such shares were issued on, and such conversion had occurred on, the Issue Date and (ii) covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Preferred Stock as herein provided, free from preemptive rights or any other actual or contingent purchase rights of persons other than the holders of Preferred Stock, the number of shares of Common Stock as shall be issuable (taking into account the adjustments of Section 5(d) hereof) upon the conversion of the aggregate of all outstanding shares of Preferred Stock that are authorized for issuance hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

     h. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Conversion Price. If the Company elects not to, or is unable to, make such a cash payment, the holder of Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     i. The issuance of certificates for (i) shares of Common Stock on conversion of Preferred Stock or (ii) shares of Common Stock paid as dividends, shall be made without charge to the holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the holder of such shares of Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     j. Shares of Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of preferred stock.

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     k.   Any and all notices or other communications or deliveries to be provided by the holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the attention of the Chief Executive Officer of the Company at the facsimile telephone number or address of the principal place of business of the Company and if applicable to the Transfer Agent. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the holder at the facsimile telephone number or address of the holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if delivered via facsimile at the facsimile telephone number specified in the Merger Agreement prior to 4:30 p.m. (Eastern Time) on a Trading Day, (ii) the Trading Day after the date of transmission, if delivered via facsimile at the facsimile tele phone number specified in the Subscription Agreement later than 4:30 p.m. (Eastern Time) on any date and earlier than 11:59 p.m. (Eastern Time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

     Section 6.   Redemption.
     -----------------------

     (a) The Company shall, at all times following the Issue Date of the Preferred Stock up to and including the Company Conversion Date, have the right, subject to each Holder's right to convert all or any portion of its shares of Preferred Stock in accordance with Section 5 hereof on or prior to the Redemption Date, to redeem any or all of the shares of Preferred Stock on any Quarterly Dividend Payment Date (for purposes of this Section 6 such date shall be the "Redemption Date"), provided written demand as set forth below is given.
        ---------------
The redemption price for each share of Preferred Stock to be redeemed shall be paid by the Company in cash in an amount equal to Five Dollars ($5.00) per share of Preferred Stock (the "Redemption Price"), plus any accrued but unpaid
                         ----------------
dividends on such share.

     (b) At least ten (10) days prior to the Redemption Date, the Company shall provide each holder of Preferred Stock with a written demand ("Redemption
                                                               ----------
Notice") (addressed to the holder at its address as it appears on the stock
------
transfer books of the Company) to redeem shares of Preferred Stock as provided above, which notice shall specify the estimated Redemption Price and the number of shares to be redeemed. All Redemption Notices hereunder shall be sent by certified mail, returned receipt requested, and shall be deemed to have been provided when received.

     (c) On or prior to the Redemption Date, each holder of Preferred Stock shall surrender his or its certificate or certificates representing the shares to be redeemed, in the manner and at the place designated in the Redemption Notice and if the Holder elects to convert

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

any or all of the Shares of Preferred Stock, a Holder Conversion Notice in conformance with Section 5 hereof. If less than all shares represented by such certificate or certificates are redeemed or converted, the Company shall issue a new certificate for the balance of shares not redeemed or converted. From and after the Redemption Date, unless there shall be a default in payment of the Redemption Price, all rights of each holder with respect to shares of Preferred Stock redeemed on the Redemption Date shall cease (except the right to receive the Redemption Price and interest at the rate of 10% in the event payment is not made within 20 days after the Redemption Date), and such shares shall not be deemed to be outstanding for any purpose whatsoever.

     Section 7.   Definitions.  For the purposes hereof, the following terms
     ------------------------
shall have the following meanings:

     "Business Day" means any day of the year on which commercial banks are not required or authorized to be closed in New York City.

     "Common Stock" means shares now or hereafter authorized of the class of Common Stock, $.001 par value, of the Company, stock of any other class into which such shares may hereafter have been reclassified or changed and any other equity securities of the Company here after designated as Common Stock.

     "Conversion Amount" means, with respect to any share of Preferred Stock surrendered for conversion hereunder, the Stated Value of such share of Preferred Stock plus accrued but un paid dividends thereon through and including the applicable Conversion Date.

     "Conversion Price" means Five Dollars ($5.00) per share of Common Stock, subject to adjustment according to the provisions of this Certificate of Designation.

     "Junior Securities" means the Common Stock and all other classes of equity securities of the Company, including the Company's Series A and Series E Convertible Redeemable Preferred Stock.

     "Issue Date" shall mean, with respect to any share of Preferred Stock, the date of the issuance of such share of Preferred Stock regardless of the number of transfers of such share of Preferred Stock and regardless of the number of certificates which may be issued to evidence such share of Preferred Stock.

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

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

                                   EXHIBIT A

                             NOTICE OF CONVERSION
                           AT THE ELECTION OF HOLDER

(To be Executed by the Registered Holder to Convert shares of Series D Preferred Stock)

The undersigned hereby irrevocably elects to convert the number of shares of Series D Cumulative Convertible Preferred Stock indicated below into shares of Common Stock, par value $.001 per share (the "Common Stock"), of Enviro-Clean of America, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
                              Date to Effect Conversion


                              Number of shares of Series D Preferred Stock to be
Converted


                              Conversion Price


                              Amount of Accrued but Unpaid Dividends due on the Preferred Stock to be Converted


                              Number of shares of Common Stock to be Issued


                              Signature


                              Name:


                              Address:

                                   EXHIBIT B

                        NOTICE OF AUTOMATIC CONVERSION


The undersigned in the name and on behalf of Enviro-Clean of America, Inc. (the
"Company") hereby notifies the addressee hereof that [      ] shares of the
Series D Cumulative Convertible Preferred Stock held by the Holder will be converted into shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company according to the terms of the Preferred Stock, as of the date written below. No fee will be charged to the Holder for any conversion hereunder, except for such transfer taxes, if any which may be incurred by the Company if shares are to be issued in the name of a person other than the person to whom this notice is addressed.


Conversion calculations:
                              Date to Effect Conversion


                              Number of shares of Series D Preferred Stock to be
Converted


                              Conversion Price


                              Amount of Accrued but Unpaid Dividends due on the Preferred Stock to be Converted


                              Number of shares of Common Stock to be Issued


                              Signature


                              Name:


                              Address:

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

     RESOLVED FURTHER, that the President and Secretary of the Company be, and they hereby are, authorized and directed to prepare, execute, verify and file with the Secretary of State of the State of Nevada, a Certificate of Designation in accordance with these resolutions and as required by law.

     IN WITNESS WHEREOF, Enviro-Clean of America, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Richard Kandel, its President and attested by Randall K. Davis, its Secretary, this 2nd day of August, 1999.


                              ENVIRO-CLEAN OF AMERICA, INC.

                              By:_________________________
                                 Name:  Richard Kandel
                                 Title: President

ATTEST:

By:________________________
   Name:  Randall K. Davis
   Title: Secretary

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